                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 5
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939



                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)



                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

 Title of Class                                                Amount

12% Senior Subordinated Notes                                Maximum of
Due December 31, 2002                                        $66,138,406



                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996



                      This Document Consists of ____ Pages
                        Exhibit Index Begins on Page ____

                                                               November 14, 1996

POST-EFFECTIVE AMENDMENT NO. 5 TO FORM T-3

Filed herewith as Exhibit T3E-9 is the Quarterly Financial Statements for the three and nine month periods ended September 30, 1996 of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to
Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 5 TO FORM T-3 IS NOVEMBER 14,
1996.

Contents of Application for Qualification. This application for qualification comprises:

      (a)    One page, numbered 1.

  **  (b)    The Statement of Eligibility and Qualification of U.S. Trust
             Company of Texas, N.A. as trustee under the New Notes Indenture to be qualified.

      (c) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

  ** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

  **         EXHIBIT T3B - Amended and Restated By-laws of the Company.

  ** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

  ** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

             EXHIBIT T3D - Not Applicable.

  **         EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

  ** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

  ** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

  ** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

  ** EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

  ** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

  ** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  **         EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent
             Solicitation.

  ** EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent Solicitation.

  **         EXHIBIT T3E-5 - Notice of Extension of Expiration Date.

  ** EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.

  ** EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

  ** EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.

-------------
*     Filed herewith.
**    Filed previously.

   * EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

  ** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).



----------------
*     Filed herewith.
**    Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Washington, Pennsylvania on the 14th day of November, 1996.

(SEAL)


                                        SAN JACINTO HOLDINGS INC.



Attest:                                 By:  /s/ Elvis L. Mason
                                             -----------------------------------
                                        Name: Elvis L. Mason
                                        Title: President
Executive Officer

 /s/ James R. Braun
----------------------------------
Name: James R. Braun
Title: Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.           EXHIBIT                                      PAGE

**  EXHIBIT T3A       Certificate of Incorporation, with
                      all amendments thereto, of the Company

**  EXHIBIT T3B       Amended and Restated By-laws of the
                      Company...............................

**  EXHIBIT T3C-1     Indenture dated as of ___________,
                      1995, between the Company and U.S.
                      Trust Company of Texas, N.A., as
                      Trustee...............................

**  EXHIBIT T3C-2     Indenture dated as of ___________,
                      1995, between the Company and U.S.
                      Trust Company of Texas, N.A., as
                      Trustee pursuant to the Supplement to
                      Exchange Offer and Consent
                      Solicitation..........................

**  EXHIBIT T3C-3     Indenture dated as of _________,
                      1996, between the Company and U.S.
                      Trust Company of Texas, N.A., as
                      Trustee pursuant to the Third
                      Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3C-4     Amended Indenture dated as of January
                      26, 1996, between the Company and
                      U.S. Trust Company of Texas, N.A., as
                      Trustee...............................

    EXHIBIT T3D       Not Applicable

**  EXHIBIT T3E-1     Exchange Offer and Consent
                      Solicitation..........................

**  EXHIBIT T3E-2(a)  Form of Letter of Transmittal to
                      holders of the Company's 8% Senior
                      Subordinated Notes due December 31,
                      2000..................................

**  EXHIBIT T3E-2(b)  Form of Letter of Transmittal to
                      holders of the Company's 8%
                      Subordinated Debentures due December
                      31, 2000..............................

**  EXHIBIT T3E-2(c)  Form of Letter of Transmittal to
                      holders of the company's 8% Senior
                      Subordinated Notes due December 31,
                      2000 pursuant to the Supplement to
                      Exchange Offer and Consent
                      Solicitation..........................

**  EXHIBIT T3E-2(d)  Form of Letter of Transmittal to
                      holders of the Company's 8%
                      Subordinated Debentures due December
                      31, 2000 pursuant to the Supplement
                      to Exchange Offer and Consent
                      Solicitation..........................

**  EXHIBIT T3E-2(e)  Form of Letter of Transmittal to
                      holders of the Company's 8% Senior
                      Subordinated Notes due December 31,
                      2000 pursuant to the Third Supplement
                      to Exchange Offer and Consent
                      Solicitation..........................

----------------
*     Filed herewith.
**    Filed previously.

**  EXHIBIT T3E-2(f)  Form of Letter of Transmittal to
                      holders of the Company's 8% Senior
                      Subordinated Debentures due December
                      31, 2000 pursuant to the Third
                      Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3E-3(a)  Form of Notice of Guaranteed Delivery
                      to be provided to holders of the
                      Company's 8% Senior Subordinated
                      Notes due December 31, 2000...........

**  EXHIBIT T3E-3(b)  Form of Notice of Guaranteed Delivery
                      to be provided to holders of the
                      Company's 8% Subordinated Debentures
                      due December 31, 2000.................

**  EXHIBIT T3E-3(c)  Form of letter to Brokers, Dealers,
                      Commercial Banks, Trust Companies and
                      Other Nominees........................

**  EXHIBIT T3E-3(d)  Form of letter to be sent by Brokers,
                      Dealers, Commercial Banks, Trust
                      Companies and Other Nominees to their
                      clients...............................

**  EXHIBIT T3E-3(e)  Form of Notice of Guaranteed Delivery
                      to be provided to holders of the
                      Company's 8% Senior Subordinated
                      Notes due December 31, 2000 pursuant
                      to the Supplement to Exchange Offer
                      and Consent Solicitation..............

**  EXHIBIT T3E-3(f)  Form of Notice of Guaranteed Delivery
                      to be provided to holders of the
                      Company's 8% Subordinated Debentures
                      due December 31, 2000 pursuant to the
                      Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3E-3(g)  Form of letter to Brokers, Dealers,
                      Commercial Banks, Trust Companies and
                      Other Nominees pursuant to the
                      Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3E-3(h)  Form of letter to be sent by Brokers,
                      Dealers, Commercial Banks, Trust
                      Companies and Other Nominees to their
                      clients pursuant to the Supplement to
                      Exchange Offer and Consent
                      Solicitation..........................

**  EXHIBIT T3E-3(i)  Form of Notice of Guaranteed Delivery
                      to be provided to holders of the
                      Company's 8% Senior Subordinated
                      Notes due December 31, 2000 pursuant
                      to the Third Supplement to Exchange
                      Offer and Consent Solicitation........

**  EXHIBIT T3E-3(j)  Form of Notice of Guaranteed Delivery
                      to be provided to holders of the
                      Company's 8% Subordinated Debentures
                      due December 31, 2000 pursuant to the
                      Third Supplement to Exchange Offer
                      and Consent Solicitation..............

--------------
*     Filed herewith.
**    Filed previously.

**  EXHIBIT T3E-3(k)  Form of letter to Broker, Dealers,
                      Commercial Banks, Trust Companies and
                      Other Nominees pursuant to the Third
                      Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3E-3(l)  Form of letter to be sent by Brokers,
                      Dealers, Commercial Banks, Trust
                      Companies and Other Nominees to their
                      clients pursuant to the Third
                      Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3E-4(a)  Supplement to Exchange Offer and
                      Consent Solicitation..................

**  EXHIBIT T3E-4(b)  Second Supplement to Exchange Offer
                      and Consent Solicitation..............

**  EXHIBIT T3E-4(c)  Third Supplement to Exchange Offer
                      and Consent Solicitation..............

**  EXHIBIT T3E-5     Notice of Extension of Expiration Date

**  EXHIBIT T3E-6     1995 Annual Report of the Company and
                      Safeguard Business Systems, Inc.

**  EXHIBIT T3E-7     Quarterly Financial Statements for
                      the three month period ended March
                      31, 1996.

**  EXHIBIT T3E-8     Quarterly Financial Statements for
                      the three and six month periods ended
                      June 30, 1996.

*   EXHIBIT T3E-9     Quarterly Financial Statements for the
                      three and nine month periods ended
                      September 30, 1996.

------------
*     Filed herewith.
**    Filed previously.


                                       8